  EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Weiting (Cathy) Feng, Chief Finacial Officer of Golden Matrix Group, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Quarterly Report on Form 10-Q of the Company for the period ended April 30, 2016 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Date: June 20, 2016	By:	/s/ Weiting (Cathy) Feng
Name: Weiting (Cathy) Feng
Title: Chief Financial Officer
(Principal Accounting Officer)